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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            CYPRESS COMMUNICATIONS
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                         CYPRESS COMMUNICATIONS, INC.
                      Fifteen Piedmont Center, Suite 100
                            Atlanta, Georgia 30305

                                                                   July 19, 2000

Dear Stockholder:

     You are cordially invited to attend the first annual meeting of stockholders of Cypress Communications, Inc. The meeting will be held on Tuesday, August 15, 2000 at 8:30 a.m., local time, at the Auditorium at Fourteen Piedmont Center, Atlanta, Georgia.

     The attached proxy statement, with formal notice of the meeting on the first page, describes the matters expected to be acted upon at the meeting. We urge you to review these materials carefully and to use this opportunity to take part in the company's affairs by voting on the matters described in this proxy statement. We hope that you will be able to attend the meeting.

     Your vote is important. Whether you plan to attend the meeting or not, please complete the enclosed proxy card and return it as promptly as possible or vote by calling the toll-free telephone number or via the Internet. The enclosed proxy card contains instructions regarding all three methods of voting. If you attend the meeting, you may continue to have your shares voted as instructed in the proxy or you may withdraw your proxy at the meeting and vote your shares in person.

     We look forward to seeing you at the meeting.

                                              Sincerely,

                                              /s/ W. Frank Blount
                                              ----------------------------
                                              W. Frank Blount
                                              Chairman and Chief Executive
                                              Officer

                         CYPRESS COMMUNICATIONS, INC.
                      Fifteen Piedmont Center, Suite 100
                            Atlanta, Georgia 30305

                              ___________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 15, 2000

                              ___________________

     The 2000 annual meeting of stockholders of Cypress Communications, Inc. will be held on Tuesday, August 15, 2000 at 8:30 a.m., local time, at the Auditorium at Fourteen Piedmont Center, Atlanta, Georgia. At the meeting, stockholders will vote upon the following proposals:

     1. To elect three Class I directors to serve until the 2003 annual meeting of stockholders.

     2. To consider and act upon any other matters that may properly be brought before the annual meeting and at any adjournments or postponements thereof.

     You may vote if you are a stockholder of record as of the close of business on June 23, 2000. If you do not plan to attend the meeting and vote your shares of common stock in person, please vote in one of the following ways:

     .  Use the toll-free telephone number shown on the proxy card;

     . Go to the website address shown on the proxy card and vote over the Internet; or

     . Mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope.

     Any proxy may be revoked at any time prior to its exercise at the annual meeting.

                                         By Order of the Board of Directors

                                         /s/ Mark A. Graves
                                         -----------------------------------
                                         Mark A. Graves
                                         Secretary

July 19, 2000

                               TABLE OF CONTENTS

                                                                                           Page
                                                                                           ----
PROXY STATEMENT...........................................................................   1

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING............................................   1
       What is the purpose of the annual meeting?.........................................   1
       Who is entitled to vote?...........................................................   1
       Who can attend the meeting?........................................................   1
       How many shares must be represented at the meeting in order to hold the meeting?...   1
       How do I vote?.....................................................................   2
       Will other matters be voted on at the annual meeting?..............................   2
       Can I revoke my proxy instructions?................................................   2
       What other information should I review before voting?..............................   2

PROPOSAL 1: ELECTION OF DIRECTORS.........................................................   3
       Introduction.......................................................................   3
       Vote Required......................................................................   3
       Recommendation.....................................................................   3
       Information Regarding Nominees, Other Directors and Executive Officers.............   3
       Board of Directors and Committees..................................................   8

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS..........................................   8
       Director Compensation..............................................................   8
       Executive Compensation.............................................................   9
       Summary Compensation Table.........................................................   9
       Option Grants in Fiscal Year 1999..................................................  10
       Fiscal Year-End Option Values......................................................  11
       Compensation Committee Interlocks and Inside Participation.........................  11

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION...................................  12
       General............................................................................  12
       Executive Compensation Program.....................................................  12
       Compensation of Chief Executive Officer............................................  13
       Tax Deductibility of Compensation..................................................  13

STOCK PERFORMANCE GRAPH...................................................................  14

PRINCIPAL AND MANAGEMENT STOCKHOLDERS.....................................................  14
       Beneficial Ownership Table.........................................................  15
       Section 16(a) Beneficial Ownership Reporting Compliance............................  16

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS............................................  17

OTHER MATTERS.............................................................................  18
       Independent Public Accountants.....................................................  18
       Expenses of Solicitation...........................................................  18
       Stockholder Proposals..............................................................  18
       General............................................................................  18

                                                                   July 19, 2000


                         CYPRESS COMMUNICATIONS, INC.

                      Fifteen Piedmont Center, Suite 100
                            Atlanta, Georgia 30305

                              ___________________

                                PROXY STATEMENT
                              ___________________

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cypress Communications, Inc. for use at the 2000 annual meeting of stockholders to be held on Tuesday, August 15, 2000 at 8:30 a.m., local time, at the Auditorium at Fourteen Piedmont Center, Atlanta, Georgia, and at any adjournments or postponements of the annual meeting.

                QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

     At the annual meeting, stockholders will act upon the matters set forth in the accompanying notice of meeting, including the election of three directors and any other matters that may properly come before the meeting.

Who is entitled to vote?

     All stockholders of record of Cypress Communications' common stock at the close of business on June 23, 2000, which is referred to as the record date, are entitled to receive notice of the annual meeting and to vote the shares of common stock held by them on the record date. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon.

Who can attend the meeting?

     All stockholders of record of Cypress Communications' common stock at the close of business on the record date, or their designated proxies, are authorized to attend the annual meeting.

How many shares must be represented at the meeting in order to hold the meeting?

     The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the annual meeting. As of the record date, there were 47,953,841 shares of common stock outstanding and entitled to vote at the annual meeting. Shares that reflect abstentions or "broker non-votes," if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the annual meeting. "Broker non-votes" are proxies received from brokers or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to non-routine matters. Under the rules of certain self regulatory organizations, brokers and other nominees do not have discretionary voting power to vote such shares on non-routine matters without specific voting instructions from the beneficial owners of the shares.

How do I vote?

     If your shares of common stock are held by a broker, bank or other nominee (i.e., in "street name"), you will receive instructions from your nominee which you must follow in order to have your shares voted.

     If you hold your shares of common stock in your own name as a holder of record, you may vote in person at the annual meeting or instruct the proxy holders named in the enclosed proxy card how to vote your shares by:

     .  using the toll-free telephone number shown on the proxy card;

     . going to the website address shown on the proxy card and voting over the Internet; or

     . marking, signing, dating and returning the proxy card in the postage-paid envelope that we have provided to you. Please note that if you vote by telephone or over the Internet, you do not need to return your proxy card.

Will other matters be voted on at the annual meeting?

     We are not aware of any other matters to be presented at the annual meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxy holders.

Can I revoke my proxy instructions?

     You may revoke your proxy at any time before it has been exercised by:

     . filing a written revocation with the Secretary of Cypress Communications at the address set forth below;

     .  filing a duly executed proxy bearing a later date; or

     .  appearing in person and voting by ballot at the annual meeting.

     Any stockholder of record as of the record date attending the annual meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the annual meeting will not constitute revocation of a previously given proxy.

What other information should I review before voting?

     Our 1999 annual report, including financial statements for the fiscal year ended December 31, 1999, is being mailed to stockholders concurrently with this proxy statement. The annual report, however, is not part of the proxy solicitation material. A copy of our annual report filed with the Securities and Exchange Commission (the "SEC") on Form 10-K, including the financial statements and the financial statement schedules, may be obtained without charge by:

     . writing to the Secretary of Cypress Communications at the following address: Fifteen Piedmont Center, Suite 100, Atlanta, Georgia 30305;

     .  accessing the EDGAR database at the SEC's website at www.sec.gov; or

     .  contacting the SEC by telephone at (800) SEC-0330.

                      PROPOSAL 1:   ELECTION OF DIRECTORS


Introduction

     The Board of Directors currently consists of nine members who are divided into three classes. At the annual meeting, three Class I directors will be elected to serve until the 2003 annual meeting and until their successors are duly elected and qualified.

     The Board of Directors has nominated Ward C. Bourdeaux, Jr., William P. Egan and Jeffrey H. Schutz to serve as the Class I directors. All of the nominees are currently serving as directors of Cypress Communications. The Board of Directors anticipates that the nominees will continue to serve, if elected, as directors. However, if any of the nominees should be unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend. The Board of Directors will consider a nominee for election to the Board of Directors recommended by a stockholder of record if the stockholder submits the nomination in compliance with the requirements of our bylaws. See "Other Matters - Stockholder Proposals" for a summary of these requirements.

Vote Required

     Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the three nominees receiving the highest number of "yes votes" will be elected as directors. Votes may be cast FOR or WITHHELD FROM each nominee. Votes cast FOR the nominees will count as "yes votes"; votes that are WITHHELD FROM the nominees will be excluded entirely from the vote and will have no effect.

     Furthermore, if you hold your shares of common stock in your own name as a holder of record, and you fail to vote your shares, either in person or by proxy, the votes represented by your shares will be excluded entirely from the vote and will have no effect. If, however, your shares are held by a broker, bank or other nominee (i.e., in "street name") and you fail to give instructions as to how you want your shares voted, the broker, bank or other nominee may vote the shares in their own discretion.

Recommendation

     The Board of Directors unanimously recommends a vote FOR the nominees.

Information Regarding Nominees, Other Directors and Executive Officers

     The following biographical descriptions set forth certain information with respect to the three nominees for re-election as directors at the annual meeting, the incumbent directors who are not up for election at this annual meeting and the executive officers and other key employees who are not directors. This information has been furnished by the respective individuals. The following information is as of June 1, 2000:

Nominees for Election as Directors - Term Expiring 2003

     Ward C. Bourdeaux, Jr. is a co-founder of Cypress Communications and has served as our Executive Vice President and a director since August 1995. From January 1993 to April 1995, Mr. Bourdeaux served as Director of Development for RealCom Office Communications, where he was responsible for identifying new building and market opportunities and entering into new license agreements on a national basis, and for the renewal of existing agreements nationally. Prior to that, he spent over nine years in the commercial real estate industry with Cushman & Wakefield and Carter & Associates. Mr. Bourdeaux received a Bachelor of Arts degree in Communications from the University of Alabama. He is 41 years old.

     William P. Egan has served as a director since February 1997 and a member of the Compensation Committee of the Board of Directors since November 1999. Mr. Egan is a founding partner of Burr, Egan, Deleage & Co. and Alta Communications, an affiliated firm. For over twenty years, Mr. Egan has invested in a wide variety of companies in the information technology, life sciences and communications industries. He is a past President and Chairman of the National Venture Capital Association. Mr. Egan received a Bachelor of Arts degree from Fairfield University and a Master of Business Administration degree from the University of Pennsylvania. He serves as a director of Cephalon, Inc. He is 54 years old.

     Jeffrey H. Schutz has served as a director since November 1996 and as a member of the Compensation Committee of the Board of Directors since November 1999. Mr. Schutz is a general partner of Centennial Ventures, a venture capital firm based in Denver, Colorado that focuses on electronic communications companies. Since 1981, Centennial has invested more than $700 million in pioneering entrepreneurial ventures in communications networks, services and technologies. Mr. Schutz received an AB in Economics from Middlebury College and a Master of Business Administration degree from the Colgate Darden Graduate School of Business Administration at the University of Virginia. Mr. Schutz is a director of Umongo, Inc. and Evolution Networks, Inc. He is 48 years old.

Incumbent Directors - Term Expiring 2001

     Laurence S. Grafstein has served as a director and a member of the Audit Committee of the Board of Directors since November 1999. Mr. Grafstein is Managing Director and co-founder of Gramercy Communications Partners, Inc., a private equity firm specializing in telecommunications investments. From February 1996 to May 1999, Mr. Grafstein was a Managing Director and head of the global telecommunications investment banking practice at Credit Suisse First Boston, a global investment bank. From February 1994 to February 1996, Mr. Grafstein was a Managing Director of Wasserstein Perella & Co., a global investment bank. Mr. Grafstein received a Bachelor of Arts degree from Harvard University, a Master of Philosophy degree from Balliol College of Oxford University, where he was a Rhodes Scholar and president of the Oxford Union Society, and an LLB from the University of Toronto Law School. Mr. Grafstein is a director of Z-Tel Technologies, Inc. He is 39 years old.

     Randall A. Hack has served as a director and a member of the Audit Committee of the Board of Directors since November 1999. He is a Senior Managing Director of Nassau Capital. From 1990 to 1994, Mr. Hack served as President and Chief Executive Officer of the Princeton University Investment Company, where he had overall management responsibility for Princeton's multi billion-dollar endowment of publicly traded securities and private investments. From 1979 to 1988, he was President and Chief Executive Officer of Matrix Development Group, a commercial and industrial real estate development firm, which he founded. Mr. Hack received a Bachelor of Arts degree from Princeton University and a Master of Business Administration degree from Harvard University. He serves as a director of SWWT, Inc., Cornerstone Properties, Inc. and Crown Castle International Corp. He is 52 years old.

     P. Eric Yopes has served as a director since December 1999. Mr. Yopes is the Vice Chairman-Investments of Shorenstein Management, Inc. Mr. Yopes joined Shorenstein in 1984 and his responsibilities have encompassed all aspects of real estate investment, development, acquisitions/sales, finance, operations and leasing. He has served as Senior Operating Executive and Chief Financial Officer of Shorenstein. His current responsibilities include telecommunications and technology strategy and investment management. Mr. Yopes received a Bachelor of Arts degree from Yale University and a Juris Doctor degree from the University of Chicago. He is 48 years old.

Incumbent Directors - Term Expiring 2002

     R. Stanley Allen is a co-founder and a director of Cypress Communication and was recently named Vice Chairman, after serving as our Chief Executive Officer since August 1995. From August 1995 until September 1998, he also served as our President. From March 1994 to May 1996, Mr. Allen was President and Chief Executive Officer of Applied Video Technologies, Inc., a wireless cable and communications investment and development company. From 1991 to 1994, Mr. Allen was President of American Quality Cable Corporation, a wireless cable television operator. Mr. Allen has also held positions as Manager-Real Estate Consulting for Coopers & Lybrand and Analyst for Wellington Real Estate, an affiliate of Boston-based Wellington Management Company. Mr. Allen was a Director for Wireless Cable of Atlanta before its acquisition by BellSouth in 1997 and was also a Director for the Wireless Cable Association. Mr. Allen received a Bachelor of Arts degree in Economics and a Master of Business Administration degree from the University of Virginia. He is 42 years old.

     W. Frank Blount was named our new Chairman and Chief Executive Officer in June 2000. From January 1992 until March 1999, Mr. Blount served as Chief Executive Officer of Telstra Communications Corporation, Australia's principal telecommunications company. Prior to joining Telstra, he served in various executive positions for AT&T, including Group President of the Communications Products Group and President of the Network Operations Group. Mr. Blount currently serves as a director of Hanson's UK, Alcatel USA and Alcatel France, Entergy Corporation, Adtran, Inc. and Caterpillar, Inc. Mr. Blount received a Bachelor of Science degree from the Georgia Institute of Technology, a Master of Business Administration degree from Georgia State University and a Master of Science in Management degree from the Massachusetts Institute of Technology, as a Sloan Fellow. He is 61 years old.

     John C. Halsted has served as a director since October 1998 and as a member of the Compensation Committee and Audit Committee of the Board of Directors since November 1999. Mr. Halsted serves as Senior Vice President of Beacon Capital Partners, Inc. and Chief Investment Officer of Beacon Venture Partners, Beacon Capital's venture capital subsidiary. From 1993 to 1997, Mr. Halsted was Vice President at Harvard Private Capital Group. From 1991 to 1993, Mr. Halsted was an Associate with Simmons & Company, an investment banking firm in Houston, Texas. Mr. Halsted received a Master of Business Administration degree from The Harvard Business School and a Bachelor of Arts degree in Economics from The University of California at Berkeley. He is 35 years old.

Executive Officers and Key Employees Who Are Not Directors

     Mark A. Graves has served as our Chief Operating Officer and Secretary since September 1997. From September 1998 until June 2000, he also served as our President, and from September 1997 until September 1998, he also served as our Chief Financial Officer. From March 1994 to September 1997, Mr. Graves was Executive Director of Corporate Development for BellSouth Corporation, where he was involved in mergers, acquisitions and other strategic transactions. Mr. Graves' activities principally involved BellSouth Corporation's telephone services, Internet services unit and wireless data partnerships. From May 1989 to February 1994, Mr. Graves was a Principal at Sterling Payot Company, a private investment firm in San Francisco, where he provided advisory services in strategy and finance predominantly to media and telecommunications companies, including Pacific Telesis in its spin-off of PacTel Corp., which was renamed AirTouch Communications. Prior to joining Sterling Payot Company, Mr. Graves held positions at The First Boston Corporation and United Technologies Corporation. Mr. Graves received a Bachelor of Arts degree in Economics and a Master of Business Administration degree from Harvard University. He is 40 years old.

     Barry L. Boniface has served as our Chief Financial Officer since October 1998. From September 1994 to October 1998, Mr. Boniface was Executive Director of Corporate Development for BellSouth Corporation, where he was responsible for domestic and international mergers, acquisitions, divestitures and other strategic transactions. Mr. Boniface's activities principally involved BellSouth's domestic and international wireless telephone services and competitive local telephone activities. Prior to that, Mr. Boniface was a principal in Berkshire Partners, Inc., a merchant banking firm based in Dallas, Texas. He has also held the positions of Chief Operating Officer for Global Business Acceleration, Inc., an early stage software development company, and Vice President in the Corporate Finance Department at Principal Financial Securities, Inc., an investment banking firm. Mr. Boniface received a Bachelor of Business Administration degree in Management Information Systems from Southern Methodist University and a Master of Business Administration degree from the Goizueta Business School at Emory University. He is 38 years old.

     C. Timothy Allaway has served as our Vice President of Customer Service since December 1999. From June 1996 to December 1999, Mr. Allaway was Director, Customer Services for IBM, North America supporting the full line of hardware and software offerings. From September 1994 to June 1996, Mr. Allaway was Director, Small Business Sales and Partnerships for MCI. From 1986 to September 1994, Mr. Allaway held various sales and service management positions for MCI. Prior to that, Mr. Allaway spent five years with Xerox Corporation. Mr. Allaway received a Bachelor of Science degree in Management from Jacksonville State University and a Master of Business Administration degree from Auburn University. He is 41 years old.

     Eugene H. Kreeft has served as our Vice President of Engineering since February 1999. From 1991 until February 1999, Mr. Kreeft was an Executive Vice President of Preferred Networks Inc., an outsourcing services provider to the wireless industry which he founded in 1991. From 1989 to 1991, Mr. Kreeft served as Director of Technical Support, U.S. Operations, for Glenayre Technologies, a developer and provider of personal telecommunications systems. Prior to that, Mr. Kreeft was employed by BBL Industries, Inc., a paging equipment manufacturer, where he served as both Vice President of Engineering and Manufacturing and Vice President of Applications/New Product Development. Mr. Kreeft has also held management and engineering positions with Motorola, RAM Broadcasting, AT&T, Western Union Microwave Systems, Highland Telephone Company and Delaware Telephone Company. He is 50 years old.

     Robert W. McCarthy has served as our Vice President, General Counsel and Assistant Secretary since December 1999. From August 1996 until December 1999, Mr. McCarthy was a General Attorney at BellSouth Corporation, where he specialized in domestic and international mergers and acquisitions and joint venture transactions. Prior to that, he was a partner in the Atlanta offices of Hunton & Williams, where he specialized in mergers and acquisitions, joint ventures and venture capital transactions. Mr. McCarthy received a Bachelor of Arts degree in Political Science and a Juris Doctor degree from the University of North Carolina at Chapel Hill. He is 38 years old.

     James W. McClintock has served as our Vice President of International since December 1999. From March 1999 until December 1999, Mr. McClintock was Vice President of Data Services for BellSouth International (BSI), where he led the development of BSI's Internet and data strategy and associated business development activities, focusing principally on Latin America and Europe. Prior to that, Mr. McClintock was Executive Director of Corporate Development for BellSouth Corporation, where he worked primarily with BellSouth Entertainment and BellSouth.net, managing a number of significant merger, acquisition and alliance activities involving these two business units. Prior to joining BellSouth in 1993, Mr. McClintock had fourteen years of experience managing, investing in and financing entrepreneurial ventures of all types and scale, including positions in banking with Citicorp and in venture capital with Equity Group Investments. Mr. McClintock received a Bachelor of Arts degree in Economics from Washington and Lee University and a Master of Business Administration degree in Finance from the University of North Carolina. He is 44 years old.

     Raymond F. Potts has served as our Vice President of Marketing and Sales since October 1999. From September 1997 to October 1999, Mr. Potts was Regional Vice President for Sales, Operations and Marketing for the midwest territory of Teligent, Inc., a wireless telecommunications company. From 1996 to September 1997, Mr. Potts served as Vice President of Sales for the midwest region of Cable & Wireless, Inc., a wireless telecommunications company. Prior to that, Mr. Potts spent in excess of ten years in various senior-level sales and service management positions for Midcom Communications, Sprint, LCI and TFN Communications. Mr. Potts received a Bachelor of Business Administration degree from St. Joseph's College in Rensselaer, Indiana. He is 36 years old.

     Claire S. Schenk has served as our Vice President of Human Resources since November 1999. From June 1999 until November 1999, she also served as our Director of Human Resources. From June 1996 until May 1999, Ms. Schenk was Vice President for Human Resources for Trism, Inc., a national specialized transportation company headquartered in Atlanta. From December 1989 until June 1996, Ms. Schenk was Vice President, Senior Business Partner for two national mortgage companies. Ms. Schenk also has ten years of human resources management experience with Sheraton Corporation and Six Flags Corporation. Ms. Schenk received a Bachelor of Arts degree in Psychology from Emory University. She is 50 years old.

     Alistair Sloan has served as our Vice President of Internet Services since September 1999. From January 1998 until September 1999, Mr. Sloan was our Manager of Internet Services. Prior to joining Cypress, Mr. Sloan was Project Manager at Systems Atlanta, where he consulted with clients on Internet and Wide Area Networking design and security. Prior to that, Mr. Sloan was a manager of Internet Connect, a division of Systems Atlanta specializing in dedicated business Internet connectivity. Mr. Sloan has also held positions with Ingram Micro, Inc. and has been an independent consultant in the field of local area networking. Mr. Sloan received a Bachelor of Arts degree in Political Science from the University of Bridgeport. He is 35 years old.

Board of Directors and Committees

     Cypress Communications is managed by a nine member board of directors, six of whom are independent of management. The Board of Directors is divided into three classes, and the members of each class of directors serve for staggered three-year terms. The Board is composed of three Class I Directors (Messrs. Bourdeaux, Egan and Schutz), three Class II Directors (Messrs. Grafstein, Hack and Yopes) and three Class III Directors (Messrs. Allen, Blount and Halsted). The terms of the Class II and Class III directors will expire upon the election and qualification of directors at the annual meetings of stockholders held in 2001 and 2002, respectively. At each annual meeting of stockholders, directors will be re-elected or elected for a full term of three years to succeed those directors whose terms are expiring.

     The Board of Directors met eight times in 1999. Each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which he has been a director) and (2) the total number of meetings of all committees of the Board of Directors on which the director served (during the periods that he served).

     Audit Committee. The Board of Directors established an Audit Committee currently consisting of Messrs. Hack, Halsted and Grafstein. The Audit Committee is responsible for making recommendations to the Board of Directors concerning the engagement of independent public accountants, reviewing the scope and results of the audit engagement with the independent public accountants, reviewing the independence of the independent public accountants, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee was established by the Board of Directors in November. The Audit Committee did not meet prior to the end of the year.

     Compensation Committee. The Board of Directors also established a Compensation Committee currently consisting of Messrs. Egan, Halsted and Schutz. The Compensation Committee exercises all powers of the Board of Directors in connection with the compensation of executive officers, including incentive compensation and benefit plans. The Compensation Committee also has authority to grant awards under the 2000 Stock Option and Incentive Plan. The Compensation Committee was established by the Board of Directors in November. The Compensation Committee did not meet prior to the end of the year.

     Cypress Communications does not have a standing nominating committee. The full Board of Directors performs the function of such a committee.

     The Board of Directors may establish, from time to time, other committees to facilitate the management of our business.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

     Directors of Cypress Communications who are also employees receive no additional compensation for their services as directors. Non-employee directors are compensated as follows: $5,000 annual fee, $1,000 for each board meeting attended in person and $500 for each committee meeting and for each board meeting attended by telephone. Non-employee directors are also eligible to participate in our 2000 Stock Option and Incentive Plan at the discretion of the full Board of Directors.

Executive Compensation

     Summary Compensation Table. The following table sets forth in summary form the compensation paid to our Chief Executive Officer and the other most highly compensated executive officers whose total salary and bonus exceeded $100,000 during the fiscal year ended December 31, 1999.

                           Summary Compensation Table

                                                                                      Annual                       Long-term
                                                                                   Compensation                   Compensation
                                                                        ---------------------------------    --------------------
                                                                                                                   Securities
                                                                                                                   Underlying
Name and Principal Position                                                  Salary              Bonus              Options
------------------------------------------------------------------      ---------------       -----------    --------------------

R. Stanley Allen  ................................................             $165,000          $ 88,500          243,000
   Chief Executive Officer

Mark A. Graves  ..................................................              155,000            82,969          306,000
   President, Chief Operating Officer and Secretary

Ward C. Bourdeaux, Jr.   .........................................              135,000           195,954          369,000
   Executive Vice President

Barry L. Boniface   ..............................................              145,000           105,000          297,000
   Vice President, Chief Financial Officer and Treasurer

      Option Grants. The following table sets forth information with respect to stock options granted to our named executive officers during the fiscal year ended December 31, 1999.

                      Option Grants in Fiscal Year 1999(1)

                                                Individual Grants
                            ----------------------------------------------------------
                                             Percent of
                              Number of        Total                                      Potential Realizable
                              Securities      Options                                       Value at Assumed
                              underlying     Granted to     Exercise                      Annual Rates of Stock
                               Options        Employees       Price                      Price Appreciation For
                                Grant         in Fiscal        Per        Expiration         Option Terms(2)
                                                                                        ----------------------------
      Name                       (#)          Year(%)         Share          Date            5%             10%
--------------------          ------------   ----------     ---------     -----------    ----------    -------------
R. Stanley Allen.........       180,000         5.14%         $1.07         04/07/09     $  983,136      $1,679,563
                                 63,000         1.80           2.53         11/29/09      1,379,915       2,291,697

Mark A. Graves...........       180,000         5.14           1.07         04/07/09        983,136       1,679,563
                                126,000         3.60           2.53         11/29/09      2,759,831       4,583,393

Ward C. Bourdeaux, Jr....       180,000         5.14           1.07         04/07/09        983,136       1,679,563
                                189,000         5.40           2.53         11/29/09      4,139,746       6,875,090

Barry L. Boniface........        45,000         1.29           1.07         04/07/09        245,784         419,891
                                252,000         7.20           2.53         11/29/09      5,519,662       9,166,786

_____________
(1) The number of options granted in the fiscal year ended December 31, 1999 was 3,526,655. The options expire ten years after the date of the grant and vest 20% upon the first anniversary of the date of grant and 5% each subsequent quarter measured from the first anniversary of the date of grant. The options fully vest upon a change of control.

(2) Potential realizable value is based on the assumption that our common stock appreciates at the annual rate shown, compounded annually, from the date of grant until expiration of the ten-year term. These numbers are calculated based on SEC requirements and do not reflect our projection or estimate of future stock price growth. Potential realizable values are computed by multiplying the number of shares of common stock subject to a given option by the fair market value of the common stock on the date of grant, determined to be $4.01 as of April 7, 1999 and $15.00 as of November 29, 1999, and assuming that the aggregate stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table for the entire ten-year term of the option and subtracting from that result the aggregate option exercise price. Actual realizable value, if any, will be dependent on the future price of the common stock on the actual date of exercise, which may be earlier than the stated expiration date.

     Option Exercises and Year-End Option Values. None of the named executive officers exercised any of their stock options during the fiscal year ended December 31, 1999. The following table sets forth the number of shares covered by both exercisable and unexercisable options as of December 31, 1999 and the year-end value of exercisable and unexercisable options as of December 31, 1999 for the named executive officers.

                         Fiscal Year-End Option Values

                               Number of Securities Underlying Unexercised          Value of Unexercised In-the-Money Options at
                                      Options at December 31, 1999                              December 31, 1999(1)
                            -----------------------------------------------    -----------------------------------------------------
Name                             Exercisable              Unexercisable               Exercisable                 Unexercisable
-------------------------   --------------------    -----------------------    ------------------------    -------------------------
R. Stanley Allen...........          248,452                    491,663                $4,058,045                    $7,840,900
Mark A. Graves.............          214,702                    588,413                 3,502,295                     9,290,050
Ward C. Bourdeaux, Jr......          248,452                    617,663                 4,058,045                     9,663,700
Barry L. Boniface..........           51,075                    501,300                   813,795                     7,617,780

_____________
(1) The value of the unexercised in-the-money options at December 31, 1999 was calculated using an initial public offering price of $17.00 per share as the estimated fair value per common share at that date.


Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee are Messrs. Egan, Halsted and Schutz. Mr. Egan is a general partner of Alta Communications, which purchased 263,158 shares of Series C preferred stock from Cypress Communications on October 8, 1999 for $5.0 million. These shares were automatically converted into 1,184,210 shares of common stock in connection with our initial public offering in February 2000. Mr. Halsted is an executive officer of Beacon Capital Partners, which purchased 342,105 shares of Series C preferred stock from Cypress Communications on October 8, 1999 for $6.5 million. These shares were automatically converted into 1,539,473 shares of common stock in connection with our initial public offering. Mr. Schutz is a general partner of Centennial Ventures, which purchased 263,158 shares of Series C preferred stock from Cypress Communications on October 8, 1999 for $5.0 million. These shares were automatically converted into 1,184,210 shares of common stock in connection with our initial public offering.

     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

General

     The Compensation Committee was formed in November 1999 and currently consists of Messrs. Egan, Halsted and Schutz, none of whom are employees of Cypress Communications. The Compensation Committee establishes salaries, incentives and other forms of compensation for executive officers and other senior level employees and administers the company's incentive compensation and benefit plans, including the 1997 Stock Option Plan, the 2000 Stock Option and Incentive Plan and the Employee Stock Purchase Plan.

Executive Compensation Program

     Compensation packages generally include base salary, performance-based bonuses and stock options. The salary and bonus components of the compensation of our executive officers are designed to work together to fulfill certain compensation objectives, including:

     . attracting and retaining well qualified executive officers who will enhance the performance of Cypress Communications;

     . rewarding management for the attainment of short and long-term objectives;

     .  aligning the interests of management with those of the stockholders; and

     . relating executive compensation to Cypress Communications' financial performance and the achievement of corporate goals.

  Base Salaries

     Base salaries for executive officers were determined by reviewing previous base salary levels, base salaries paid by comparable companies to executives with similar responsibilities, individual performances and the overall performance of Cypress Communications. In establishing current base salaries, no specific weight was given to any of these factors because each of these factors was considered significant and the relevance of each factor varies depending on an officer's responsibilities.

  Performance-Based Bonuses

     The Compensation Committee believes that performance-based incentives that align the goals of individual executives with those of Cypress Communications and its stockholders are of key importance. Accordingly, a material portion of each executive officer's compensation is tied to a bonus compensation program that is related to the overall performance of Cypress Communications.

     In reviewing the incentive compensation of executive officers for 1999, the Compensation Committee took into consideration a number of achievements, including Cypress Communications' performance against the budget and business plan previously reviewed and approved by the Board of Directors and the company's entry into a significant number of master license agreements with property owners and operators throughout the country.

  Stock Option Grants

     Each executive officer is also the holder of options that vest over time. These options are intended to increase executive officers' equity interests in Cypress Communications, providing the executives with the opportunity to share in the future value they are responsible for creating, as well as to directly align the interests of the executive officers with those of the stockholders. The Compensation Committee also believes that the vesting aspect of these options promotes the retention of key executive officers.

Compensation of Chief Executive Officer

     In determining the compensation of the Chief Executive Officer for 1999, the Compensation Committee applied the same philosophy and procedures as were applied to the other executive officers. In this regard, the compensation for Mr. Allen was determined based on a number of factors, including comparative salaries of chief executive officers of companies in Cypress Communications' peer group, Mr. Allen's individual performance and the overall performance of Cypress Communications as measured against stated objectives. The 1999 compensation of Mr. Allen consisted of salary, bonus and stock option grants. In establishing the 1999 bonus and stock option grants for Mr. Allen, the Compensation Committee considered his oversight of operating performance, his oversight of financial performance and his success in meeting key strategic goals. Mr. Allen's stock option grants, which vest over a five-year period, were also made to align the interests of Mr. Allen with those of the stockholders and to provide incentive to build the company and to increase stockholder value.

Tax Deductibility of Compensation

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility on Cypress Communications' tax return of compensation of over $1 million to any of the named executive officers unless, in general, the compensation is paid pursuant to a plan which is performance-related, non-discretionary and has been approved by Cypress Communications' stockholders.
The Compensation Committee's policy with respect to Section 162(m) is to make every reasonable effort to ensure that compensation is fully deductible for federal income tax purposes. However, the Compensation Committee may, from time to time, award compensation that may not constitute "performance-related" compensation if it believes that such awards would be in the best interests of the company. Cypress Communications did not pay any compensation during 1999 that would be subject to Section 162(m).

Submitted by the Compensation Committee:

     William P. Egan
     John C. Halsted
     Jeffrey H. Schutz

                            STOCK PERFORMANCE GRAPH

     Cypress Communications completed its initial public offering on February 15, 2000. Accordingly, there was no public trading market for its common stock as of December 31, 1999.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

     The following table sets forth information regarding beneficial ownership of our common stock as of June 2, 2000. The percentage of beneficial ownership is based on 47,953,841 shares of our common stock outstanding as of such date. The table sets forth such information with respect to:

     . each stockholder who is known by us to beneficially own 5% or more of the common stock;

     .  each of our directors;

     .  each of our executive officers named in the Summary Compensation Table;
        and

     .  all of our executive officers and directors as a group.

     Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of common stock beneficially owned by such stockholder.

     The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after June 2, 2000, through the exercise of any stock option or other right.

                           Beneficial Ownership Table

Name of Beneficial Owner(1)                                       Number of Shares              Percent Beneficially
                                                                  Beneficially Owed                    Owned
-------------------------------------------------------     ---------------------------     --------------------------
Centennial Holdings V, L.P.(2).........................                   8,240,153                           17.2
Alta Communications, Inc.(3)...........................                   6,118,697                           12.8
Beacon Capital Partners, Inc.(4).......................                   4,351,972                            9.1
Nassau Capital L.L.C.(5)...............................                   2,960,525                            6.2
Gramercy Communications Partners, Inc.(6)..............                   2,960,526                            6.2
W. Frank Blount(7).....................................                     500,000                            1.0
R. Stanley Allen(8)....................................                   1,070,096                            2.2
Ward C. Bourdeaux, Jr.(9)..............................                     787,438                            1.6
Jeffrey H. Schutz(2)...................................                   8,240,153                           17.2
William P. Egan(3).....................................                   6,188,697                           12.8
John C. Halsted(4).....................................                   4,351,972                            9.1
Randall A. Hack(5).....................................                   2,960,525                            6.2
Laurence S. Grafstein(6)...............................                   2,960,526                            6.2
P. Eric Yopes(10)......................................                     828,947                            1.7
Mark A. Graves(11).....................................                     381,101                             *
Barry L. Boniface(12)..................................                     125,617                             *
All directors and executive officers as a group (13
 persons)(13)..........................................                  28,341,072                           59.1

___________________
*  Represents less than 1% of the outstanding shares of common stock.

(1) The address of Centennial Holdings V, L.P. and Mr. Schutz is 1428 15th Street, Denver, CO 80202. The address of Alta Communications, Inc. and Mr. Egan is One Post Office Square, Suite 3800, Boston, MA 02109. The address of Beacon Capital Partners, Inc. and Mr. Halsted is One Federal Street, 26th Floor, Boston, MA 02110. The address of Nassau Capital L.L.C. and Mr. Hack is 22 Chambers Street, Princeton, NJ 08542. The address of Gramercy Communications Partners, Inc. and Mr. Grafstein is 712 Fifth Avenue, 43rd Floor, New York, NY 10019. The address of P. Eric Yopes is c/o Shorenstein Management, Inc., 555 California Street, 49th Floor, San Francisco, CA 94104. The address of all other listed stockholders is c/o Cypress Communications, Inc., Fifteen Piedmont Center, Suite 100, Atlanta, GA 30305.

(2) Represents shares of common stock beneficially owned by investment funds affiliated with Centennial Holdings V, L.P., of which Mr. Shutz is a general partner, including 8,028,428 shares of common stock beneficially owned by Centennial Fund V, L.P. and 211,725 shares of common stock beneficially owned by Centennial Entrepreneurs Fund V, L.P. Mr. Shutz disclaims beneficial ownership of the shares of common stock held by these funds, except to the extent of his proportionate pecuniary interest in such funds.

(3) Represents shares of common stock beneficially owned by investment funds affiliated with Alta Communications, Inc., of which Mr. Egan is a general partner, including 5,981,903 shares of common stock beneficially owned by Alta Communications VI, L.P. and 136,794 shares of common stock beneficially owned by Alta Comm S by S, LLC. Mr. Egan disclaims beneficial ownership of the shares of common stock held by these funds, except to the extent of his proportionate pecuniary interest in such funds.

(4) Represents shares of common stock beneficially owned by entities affiliated with Beacon Capital Partners, Inc., of which Mr. Halsted is an executive officer, including 204,241 shares of common stock beneficially owned by Tenant Communications, Inc., 4,029,310 shares of common stock beneficially owned by Building Communications, LLC and 118,421 shares of common stock beneficially owned by Investor

     Communications LLC. Mr. Halsted disclaims beneficial ownership of the shares of common stock held by these funds, except to the extent of his proportionate pecuniary interest in such funds. On January 3, 2000, the shares of common stock owned by Tenant Communications, Inc. and Building Communications, LLC were transferred to an affiliated voting trust.

(5) Represents shares of common stock beneficially owned by investment funds affiliated with Nassau Capital L.L.C., of which Mr. Hack is a member, including 2,914,145 shares of common stock beneficially owned by Nassau Capital Partners III L.P. and 46,380 shares of common stock beneficially owned by NAS Capital Partners I L.L.C. Mr. Hack disclaims beneficial ownership of the shares of common stock held by these funds, except to the extent of his proportionate pecuniary interest in such funds.

(6) Represents shares of common stock beneficially owned by Gramercy Cypress LLC, an investment fund affiliated with Gramercy Communications Partners, Inc., of which Mr. Grafstein is a Managing Director. Mr. Grafstein disclaims beneficial ownership of the shares of common stock held by this fund, except to the extent of his proportionate pecuniary interest in such fund.

(7) Mr. Blount was appointed Chairman and Chief Executive Officer effective as of June 1, 2000.

(8) Includes 361,269 shares of common stock held by Mr. Allen subject to options exercisable as of June 2, 2000 or within 60 days thereafter.

(9) Includes 361,269 shares of common stock held by Mr. Bourdeaux subject to options exercisable as of June 2, 2000 or within 60 days thereafter.

(10) Represents shares of common stock beneficially owned by DWS Capital LLC, an investment fund affiliated with Shorenstein Management, Inc., of which Mr. Yopes is an executive officer. Mr. Yopes disclaims beneficial ownership of the share of common stock held by this fund, except to the extent of his proportionate pecuniary interest in such fund.

(11) Includes 208,163 shares of common stock held by Mr. Graves subject to options exercisable as of June 2, 2000 or within 60 days thereafter.

(12) Includes 49,556 shares of common stock held by Mr. Boniface subject to options exercisable as of June 2, 2000 or within 60 days thereafter.

(13) Includes 966,757 shares of common stock held by all directors and executive officers as a group subject to options exercisable as of June 2, 2000 or within 60 days thereafter.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our executive officers and directors, and persons who own more than 10% of a registered class of Cypress Communications' equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

     Because Cypress Communications was not subject to the reporting requirements of the Exchange Act during 1999, none of our executive officers, directors or greater than 10% beneficial owners were subject to the provisions and filing requirements of Section 16(a) during 1999.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In the fourth quarter of 1999, Cypress Communications issued an aggregate of 4,161,974 shares of series C preferred stock to investors, including Messrs. Allen, Bourdeaux, Graves and Boniface, Centennial Holdings V, L.P., Alta Communications, Beacon Capital Partners, Nassau Capital and Gramercy Communications Partners for $19 per share. Pursuant to the terms of the preferred stock (as adjusted to reflect the 4.5-for-1 stock split which occurred on February 8, 2000), each share of preferred stock automatically converted into
4.5 shares common stock upon the completion of our initial public offering on February 15, 2000.

     Certain of our directors are affiliated with certain of our principal stockholders. Mr. Schutz is a general partner of Centennial Holdings V, L.P. Mr. Egan is a general partner of Alta Communications. Mr. Halsted is an executive officer of Beacon Capital Partners. Mr. Hack is a member of Nassau Capital. Mr. Grafstein is a Managing Director of Gramercy Communications Partners.

     One of our directors, Mr. Yopes, is an executive officer of Shorenstein Management, Inc. In December 1999, we issued 184,211 shares of our series C preferred stock to an investment fund affiliated with Shorenstein for $19 per share. In addition, as part of our November/December master license agreement program, we entered into a master license agreement with Shorenstein under which we have obtained the right to install and operate our networks in up to 21 buildings representing more than 15 million rentable square feet. Upon the execution of property-specific license agreements with respect to these buildings, we will be required to pay Shorenstein, or the appropriate property owner, approximately 6% of the revenues generated from tenants in those buildings. In connection with the execution of this master license agreement, we also issued Shorenstein warrants to acquire up to 815,109 shares of our common stock at an exercise price of $4.22 per share. The warrants are exercisable for a period of ten years, but cannot be exercised until six months following the completion of this offering.

     On June 13, 2000, we paid one of our principal stockholders, Gramercy Communications Partners, $119,017 for consulting services performed for Cypress Communications by employees of Gramercy. As noted above, one of our directors, Mr. Grafstein, is a Managing Director of Gramercy.

     We believe that each of the transactions described above was entered into on terms no less favorable to us than could be obtained with non-affiliated parties. For all future transactions, we have adopted a conflict of interest policy whereby our Audit Committee will review the fairness of all material transactions between Cypress Communications and our officers, directors and other affiliates and will make recommendations after such review to the entire Board of Directors.

                                 OTHER MATTERS

Independent Public Accountants

     The Board of Directors has selected the accounting firm of Arthur Andersen LLP to serve as the independent public accountants of Cypress Communications for the current fiscal year. Arthur Anderson LLP has served as our public accountants since our formation in July 1997. A representative of Arthur Andersen LLP will be present at the annual meeting, will be given the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

Expenses of Solicitation

     The cost of solicitation of proxies will be borne by Cypress Communications. In an effort to have as large a representation at the meeting as possible, special solicitation of proxies may, in certain instances, be made personally or by mail, facsimile, telephone, telegraph or other electronic media by one or more of our employees. Cypress Communications may also reimburse brokers, banks, nominees and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy material to their principals who are beneficial owners of shares of common stock.

Stockholder Proposals

     Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the 2001 annual meeting must be received in writing at our principal executive offices on or before March 2, 2001 to be eligible for inclusion in the proxy statement and form of proxy to be distributed by the Board of Directors in connection with such meeting.

     Any stockholder proposals intended to be presented at the 2001 annual meeting, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at our principal executive offices no later than June 1, 2001 nor prior to May 2, 2001, together with all supporting documentation required by our bylaws. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

General

     The Board of Directors does not know of any other matters to be presented at the annual meeting. If any additional matters are properly presented, the persons named in the proxy will have discretion to vote in accordance with their own judgment on such matters.


                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Mark A. Graves
                                       ------------------
                                       Mark A. Graves
                                       Secretary

                                  DETACH HERE

                                     PROXY

                         CYPRESS COMMUNICATIONS, INC.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON TUESDAY, AUGUST 15, 2000

     The undersigned hereby constitutes and appoints R. Stanley Allen and Barry
L. Boniface, and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and to vote all shares of common stock of Cypress Communications, Inc. (the "Company") held of record by the undersigned as of the close of business on Friday, June 23, 2000, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Auditorium at Fourteen Piedmont Center, Atlanta, Georgia 30305 at 8:30 a.m., local time, on Tuesday, August 15, 2000, and at any adjournments or postponements thereof.

     When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted "FOR" the election of the three nominees of the Board of Directors listed in Proposal 1. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. A stockholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the enclosed envelope.

     The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of the Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's 1999 Annual Report to Stockholders, and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

     Please vote and sign on other side and return promptly in the enclosed envelope (which requires no postage if mailed within the United States).

-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE            SIDE
-----------                                                          -----------

     -------------------                                                        -------------------
      Vote by Telephone                                                          Vote by Internet
     -------------------                                                        -------------------
     It's fast, convenient, and immediate!                                      It's fast, convenient, and your vote is immediately
     Call Toll-Free on a Touch-Tone Phone                                       confirmed and posted.
     1-877-PRX-VOTE (1-877-779-8683).

     -------------------------------------------------------                    ----------------------------------------------------
     Follow these four easy steps:                                              Follow these four easy steps:

      1.  Read the accompanying Proxy Statement and                              1.  Read the accompanying Proxy Statement and
          Proxy Card.                                                                Proxy Card.

      2.  Call the toll-free number                                              2.  Go to the Website
          1-877-PRX-VOTE (1-877-779-8683).                                           http:/www.eproxyvote.com/cyco

      3.  Enter your 14-digit Voter Control Number                               3.  Enter your 14-digit Voter Control Number
          located on your Proxy Card above your name.                                located on your Proxy Card above your name.

      4.  Follow the recorded instructions.                                      4.  Follow the instructions provided.
     -------------------------------------------------------                    ----------------------------------------------------

     Your vote is important!                                                    Your vote is important!
     Call 1-877-PRX-VOTE anytime!                                               Go to http://www.eproxyvote.com/cyco anytime!

     Do not return your Proxy Card if you are voting by Telephone or Internet.




                                  DETACH HERE


[X] Please mark
    votes as in
    this example.

  The Board of Directors unanimously recommends a vote FOR the nominees.
  1. Election of three Class I Directors to serve until the 2003 Annual
     Meeting and until their successors are duly elected and qualified.
     Nominees:  (01) Ward C. Bourdeaux Jr.
                (02) William P. Egan and
                (03) Jeffrey H. Schutz

           FOR [_]       [_] WITHHOLD
     FOR
     ALL
    EXCEPT
    [_]    ------------------------------------------------------------
    If you do not want your shares voted FOR a particular nominee, mark the FOR ALL EXCEPT box and write that nominee's name in the space provided above.

                                                                                MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [_]

                                                                                MARK HERE IF YOU PLAN TO ATTEND THE MEETING    [_]

                                                                                Please sign your name exactly as shown.  Where
                                                                                there is more than one holder, each should sign.
                                                                                When signing as an attorney, administrator,
                                                                                executor, guardian or trustee, please add your title
                                                                                as such. If executed by a corporation or
                                                                                partnership, the proxy should be signed by a duly
                                                                                authorized person, stating his or her title or
                                                                                authority.


Signature: _______________  Date: _____  Signature: _______________  Date: _____